UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

BK Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BK TECHNOLOGIES CORPORATION

7100 Technology Drive

West Melbourne, Florida 32904

SUPPLEMENT DATED JUNE 3, 2025 TO THE

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 18, 2025

Dear Stockholders:

This supplement to the proxy statement (this “Supplement”) for the Annual Meeting of Stockholders (the “Annual Meeting”) of BK Technologies Corporation (the “Company”) supplements the Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2025 and mailed to stockholders on April 28, 2025.

This Supplement is being filed with the SEC and being made available to stockholders on June 3, 2025. The information in this Supplement is in addition to the information provided by the Proxy Statement and, except for the changes referenced herein, this Supplement does not modify any other information set forth in the Proxy Statement. There is no change to the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting and at all adjournments of the Annual Meeting, and, as such, only holders at the close of business on April 22, 2025 are entitled to notice of, and to vote at, the Annual Meeting and at all adjournments of the Annual Meeting. THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Change in Company’s Certifying Accountant

On June 3, 2025, the Company filed a Current Report on Form 8-K (the “Form 8-K”) announcing that the Audit Committee (the “Committee”) of the Board of Directors of the Company conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Committee invited several public accounting firms to participate in this process.

As a result of this process, following the review and evaluation of proposals from participating firms, on May 28, 2025, the Committee approved the appointment of Cherry Bekaert LLP (“CB”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective as of June 1, 2025, pending completion of CB’s customary client acceptance procedures. On the same date, the Committee approved the dismissal of Forvis Mazars, LLP (“Forvis Mazars”) as the Company’s independent registered public accounting firm, also effective as of June 1, 2025.

During the fiscal year ended December 31, 2024, and the subsequent interim period through May 28, 2025, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Forvis Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Forvis Mazars’ satisfaction, would have caused Forvis Mazars to make reference thereto in their report; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than the material weakness in internal control over financial reporting related to the proper design and implementation of certain controls over financial reporting related to the income tax provision and management’s review of the income tax provision, as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The audit report of Forvis Mazars on the Company’s consolidated financial statements as of and for the year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2024 and 2023, and during the subsequent interim period through May 28, 2025, neither the Company nor anyone on its behalf has consulted with CB regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that CB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

As a result of the dismissal of Forvis Mazars and the appointment of CB as the Company’s new independent registered public accounting firm, Proposal 2 is hereby revised such that they refer to a proposal to ratify the appointment by the Committee of CB to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Board of Directors recommends stockholders vote “FOR” the ratification of the appointment of CB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

You should note the following:

●	The Company will not make available or distribute, and you do not need to sign, new proxy cards or submit new voting instructions solely as a result of the amendment to Proposal 2.

●	Proxy cards or voting instructions already received with direction on Proposal 2 will be voted as directed on Proposal 2.

●

Proxy cards or voting instructions received and providing direction on the remaining proposals to be considered at the Annual Meeting (Proposals 1, 3, 4 and 5) will remain valid and in effect, and will be voted as directed.

●

If you have already submitted a proxy card or voting instructions, you do not need to resubmit a proxy card or voting instructions with different directions, unless you wish to change your previously cast votes on the proposals.

●

If you have already submitted a proxy card or voting instructions and would like to revoke your proxy, you can do so at any time before the final vote at the annual meeting, subject to the voting deadlines that are described on the proxy card, voting instruction form or E-proxy notice, as applicable. Only your latest proxy timely received will be counted.

If you are a stockholder of record, you may revoke your proxy in any one of four ways:

o	You may submit another properly completed proxy card with a later date.

o	You may submit a new proxy by telephone or Internet.

o	You may send a timely written notice that you are revoking your proxy to the Corporate Secretary at the Company’s principal executive offices.

o	You may attend the annual meeting and vote online during the meeting; however, simply attending the annual meeting will not, by itself, revoke your proxy.

If your shares are held by a broker or other nominee, you should follow the instructions provided by your broker or other nominee.

This Supplement does not revise or update any other information set forth in the Proxy Statement and should be read in conjunction with the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Annual Meeting, the Company previously filed its Proxy Statement with the SEC on April 24, 2025 and mailed the Proxy Statement, proxy card and Notice of Internet Availability to the Company’s stockholders on April 28, 2025. Before making any voting decision, you are urged to read the Proxy Statement and all related proxy materials carefully. Copies of the Proxy Statement and all other proxy materials are available at https://web.viewproxy.com/BKTI/2025.

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read these SEC filings free of charge at the SEC’s website at www.sec.gov. You may also access the Company’s Proxy Statement and Annual Report on Form 10-K at www.bktechnologies.com/investor-relations.